SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                 APRIL 26, 2000

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                    Commission               IRS Employer
jurisdiction                      File Number              Identification
of incorporation                                           Number

Delaware                            1-3492                 No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On April 26, 2000 registrant issued a press release entitled "Halliburton Announces First Quarter 11 Cents Per Share Before Gain on Sale - Also to Sell Dresser Equipment Group and Implement Share Repurchase Program," pertaining to, among other things, the announcement that registrant's board of directors approved plans to sell registrant's Dresser Equipment Group business segment and implement a share repurchase program for up to 44 million shares, or about 10 percent of registrant's outstanding common stock. Registrant also reported 2000 first quarter net income of $264 million, or $.59 per share diluted. These amounts included an after-tax gain of $215 million, or $.48 per share diluted on the sale of registrant's 51 percent equity interest in the Dresser-Rand joint venture. Excluding that gain, net income was $49 million or $.11 per share diluted. Registrant's 1999 first quarter net income was $62 million or $.14 per share diluted, after recognizing an after-tax charge of $19 million, or $.04 per share diluted, related to a change in accounting method. Revenues from continuing operations were $2.9 billion in the 2000 first quarter, a decline of 12 percent from the 1999 first quarter.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated April 26, 2000.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HALLIBURTON COMPANY




Date:    April 27, 2000                 By: /s/ Susan S. Keith
                                           ---------------------------------
                                                Susan S. Keith
                                                Vice President and Secretary







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                                  EXHIBIT INDEX



Exhibit                                                       Sequentially
Number                     Description                        Numbered Page

20                         Press Release of                   5 of 13
                           April 26, 2000
                           Incorporated by Reference







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